Certification Filed as Exhibit 12(b) to Form N-CSR
CERTIFICATION
I, Mark R. Fetting, Chief Executive Officer of Legg Mason Cash Reserve Trust (the “Trust”), certify that, to my knowledge:
1. The Trust’s periodic report on Form N-CSR for the period ended August 31, 2005 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and
2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

/s/ Mark R. Fetting Mark R. Fetting President	October 26, 2005 Date

Certification Filed as Exhibit 12(b) to Form N-CSR
CERTIFICATION
I, Marie K. Karpinski, Chief Financial Officer of Legg Mason Cash Reserve Trust (the “Trust”), certify that, to my knowledge:
1. The Trust’s periodic report on Form N-CSR for the period ended August 31, 2005 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and
2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

/s/ Marie K. Karpinski Marie K. Karpinski Vice President and Treasurer	October 25, 2005 Date